UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2021

JMP Group LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36802	47-1632931
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Montgomery Street, Suite 1100, San Francisco, California 94111
(Address of principal executive offices, including Zip Code)

(415) 835-8900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares representing limited liability company interests in JMP Group LLC	JMP	New York Stock Exchange
JMP Group Inc. 7.25% Senior Notes due 2027	JMPNL	The Nasdaq Global Market
JMP Group LLC 6.875% Senior Notes due 2029	JMPNZ	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Mark L. Lehmann as President of JMP Group LLC

On March 25, 2021, the Board of Directors of JMP Group LLC (the “Company”) appointed Mark L. Lehmann as President of the Company. Mr. Lehmann will continue to serve as Chief Executive Officer of JMP Securities LLC, the Company’s primary operating subsidiary. A copy of the Company's press release announcing Mr. Lehmann’s appointment as President of the Company is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Mr. Lehmann, age 56, joined JMP in October 2003. Mr. Lehmann has served as Chief Executive Officer of JMP Securities LLC since July 2020. From January 2011 to July 2020, Mr. Lehmann served as President of JMP Securities. Mr. Lehmann has served as a member of our Executive Committee and as a member of our Board of Directors since August 2004. Mr. Lehmann previously served as Director of Equities and Co-President of JMP Securities from February 2007 to January 2011. Previously, Mr. Lehmann was a Managing Director at U.S. Bancorp Piper Jaffray, where he initiated and managed the firm’s middle-market sales effort. He previously served as both the Global Director of Institutional Sales and the Global Director of Equity Research at Banc of America Securities after serving as an institutional salesperson at the firm and its predecessor, Montgomery Securities, for 10 years. Mr. Lehmann was also a founding partner of Baypoint Trading, a provider of trading execution services to investment managers. Mr. Lehmann received a JD degree from the New York University School of Law and a BS degree from the University of Illinois. He is a certified public accountant.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release of the Company announcing appointment of Mark L. Lehmann as President, dated March 26, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMP GROUP LLC

Date: March 26, 2021	By:	/s/ Walter Conroy
Walter Conroy
Chief Legal Officer and Secretary